Tom Sheehan (207) 228-7165 direct tsheehan@bernsteinshur.com

July 30, 2021

VIA ELECTRONIC TRANSMISSION

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Capitol Series Trust (File No. 811-22895/ 333-191495)

Ladies and Gentlemen:

Enclosed please find preliminary proxy materials filed by Capitol Series Trust (the “Trust”) on Schedule 14A on behalf of the following series of the Trust: Fuller & Thaler Behavioral Small Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund (each a “Fuller & Thaler Fund” and together the “Fuller & Thaler Funds).

The proxy seeks shareholder approval of a new investment advisory agreement (“New Advisory Agreement”) between the Trust, on behalf of each Fuller & Thaler Fund, and Fuller & Thaler Asset Management, Inc., each Fund’s current investment adviser (“Adviser or “Fuller & Thaler”). Shareholder approval is necessary because of a proposed transaction which will result in percentage ownership changes among the current owners of Fuller & Thaler that will constitute a presumptive change of control of the Adviser, resulting in the assignment and termination of the Trust’s current advisory agreement with Fuller & Thaler for each of the Fuller & Thaler Funds upon its consummation. The Trust s Board of Trustees has unanimously approved the New Advisory Agreement, subject to shareholder approval, and has unanimously recommended that shareholders approve the proposal.

We have acted as counsel to the Registrant in connection with this filing. Please do not hesitate to contact me at (207) 228-7165 or e-mail me at tsheehan@bernsteinshur.com if you have any questions or comments regarding this filing.

Very truly yours,

Bernstein Shur